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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 1, 2002

                                       ZAP
                                       ---
             (Exact name of Registrant as specified in its charter)

         CALIFORNIA                    0-303000                   94-3210624
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(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

                                117 MORRIS STREET
                              SEBASTOPOL, CA, 95472
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                    (Address of principal executive offices)

                                 (707) 824-4150
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               Registrant's telephone number, including area code


This current report on Form 8-K/A amends the current report on Form 8-K filed on July 17, 2002.












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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
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On July 1, 2002, ZAP completed its acquisition of Voltage Vehicles ("VV") and
RAP Group, Inc. ("RAP") pursuant to ZAP's Second Amended Plan of Reorganization that was approved by the United States Bankruptcy Court (the "Court"), Northern District of California (Santa Rosa Division) on June 20, 2002. In exchange for all of the outstanding shares of the businesses, ZAP will issue the lesser of 49% of the issued shares to any new equity shareholders or 4,500,000 (post split) 500,000 to VV and 4,000,000 to RAP. The equity shareholders of VV and RAP will also receive one Warrant in Series B,C,D and K to purchase common stock in ZAP for each share issued to Voltage Vehicles and RAP Group, Inc.

Voltage Vehicles is a Sonoma County-based Nevada Corporation with the exclusive distribution contracts for advanced transportation in the independent auto dealer network, including rights to one of the only full-performance electric cars certified under federal safety standards. The RAP Group owns an auto dealership focused on the independent automotive and advanced technology vehicle markets. A Voltage Vehicle authorized dealer, RAP showcases an array of advanced transportation at its dealership in Fulton, California.
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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(a) Financial Statements of Businesses Acquired

     The following appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated into this document by reference :

     (i) The audited Financial Statements of the RAP Group, Inc dba The Repo Outlet for the years ended December 31, 2001 and 2000.

     The following appear as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated into this document by reference:

     (ii) The audited Financial Statements of Voltage Vehicles , period from inception February 26, 2001 through December 31, 2001.

(b) Pro Forma Condensed Combined Financial Information

     On July 1, 2002, ZAP acquired all of the outstanding stock of the RAP Group, Inc (`RAP")and Voltage Vehicles ("VV")in exchange for ZAP stock valued at a total of $2.9 million. This transaction was in accordance ZAP's Second Plan of Reorganization date June 17, 2002.

     ZAP acquired all of the outstanding stock of RAP Group, Inc., for 4 million shares of ZAP common stock valued at $2,640,000,based upon the closing market value on the date. All of the outstanding stock of Voltage Vehicles was acquired for $330,000 on July 1, 2002.

     The acquisition has been accounted for using the purchase method of accounting. ZAP has allocated a portion of the purchase price to the fair market value of the acquired assets and assumed liabilities of RAP and VV. The excess of the purchase price over the fair market value of the acquired assets and assumed liabilities of RAP and VV has been allocated to goodwill.

     The following appear as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated into this document by reference.

     (i) Unaudited pro forma condensed combined Balance Sheet as of June 30, 2002.

     (ii) Unaudited pro forma condensed combined Statements of Operations for the six months ended June 30, 2002.

     (iii) Unaudited pro forma condensed combined Statements of Operations for the Year ended December 31, 2001.
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(c) Exhibits.

    Exhibit No.        Description
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          2 *          Order Confirming Debtor's Chapter 11 Plan of
                       Reorganization (June 20, 2002) Case No. 02-10482-AJ, U.S.
                       Bankruptcy Court, Northern District of California (Santa
                       Rosa Division). Debtor's Second Amended Plan of
                       Reorganization (June 17, 2002).

         23.1          Consent of Independent Accountants.

         99.1* ZAP's Press Release, dated June 21, 2002. In Re: ZAP Plan of Reorganization Confirmed Emerges from Chapter 11.

         99.2 The audited Financial Statements of the RAP Group, Inc dba The Repo Outlet for the years ended December 31, 2001 and 2000.

         99.3 The audited Financial Statements of Voltage Vehicles , period from inception February 26, 2001 through December 31, 2001.

         99.4 Unaudited pro forma condensed combined Statements of Operations for the year ended December 31, 2001 and the six months ended June 30, 2002 and the unaudited pro forma condensed combined Balance Sheet as of June 30, 2002.


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*   Previously filed
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

September 10, 2002

ZAP

BY:

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Gary Starr, Director/ Chief Executive Officer
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                                Index to Exhibits



    Exhibit No.        Description
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         23.1          Consent of Independent Accountants.

         99.2 The audited Financial Statements of the RAP Group, Inc dba The Repo Outlet for the years ended December 31, 2001 and 2000.

         99.3 The audited Financial Statements of Voltage Vehicles , period from inception February 26, 2001 through December 31, 2001.

         99.4 Unaudited pro forma condensed combined Statements of Operations for the year ended December 31, 2001 and the six months ended June 30, 2002 and the unaudited pro forma condensed combined Balance Sheet as of June 30, 2002.